Exhibit 10.4

THIRD SUPPLEMENTAL INDENTURE

THIS THIRD SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), is dated as of June 12, 2014, among Eclipse Resources Corporation, a Delaware corporation (“ERC”), Eclipse Resources-Ohio, LLC, a Delaware limited liability company (formerly known as Eclipse Resources-Ohio, LLC, an Ohio limited liability company; together with ERC, the “Subsidiary Guarantors” and each, a “Subsidiary Guarantor”), Eclipse Resources I, LP, a Delaware limited partnership (the “Company”), and Deutsche Bank Trust Company Americas, as trustee under the Indenture referred to below (the “Trustee”).

W I T N E S S E T H

WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture (as supplemented and in effect on the date hereof, the “Indenture”), dated as of June 26, 2013 providing for the issuance of 12.0% Senior Unsecured PIK Notes due 2018 (the “Securities”);

WHEREAS, the Indenture provides that under certain circumstances each of the Subsidiary Guarantors shall execute and deliver to the Trustee a supplemental indenture pursuant to which such Subsidiary Guarantor shall unconditionally guarantee all of the Company’s Obligations under the Securities and the Indenture on the terms and conditions set forth herein (the “Note Guarantee”); and

WHEREAS, pursuant to Section 8.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, each Subsidiary Guarantor and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Securities as follows:

1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2. AGREEMENT TO GUARANTEE. Each Subsidiary Guarantor hereby agrees to provide an unconditional Guarantee on the terms and subject to the conditions set forth in the Note Guarantee and in the Indenture including but not limited to Article 9 thereof.

4. NO RECOURSE AGAINST OTHERS. No director, officer, employee, member, partner, incorporator or stockholder of the General Partner, the Company or any of their respective Subsidiaries, as such, will have any liability for any obligations of the Company or the Subsidiary Guarantors under the Securities, this Indenture, the Note Guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation or the transactions contemplated hereby. Each holder of Securities by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Securities. The waiver may not be effective to waive liabilities under the federal securities laws.

5. NEW YORK LAW TO GOVERN; WAIVER OF JURY TRIAL. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH OF THE COMPANY AND THE SUBSIDIARY GUARANTORS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE OR THE TRANSACTIONS CONTEMPLATED HEREBY.

6. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy (which may be provided via facsimile or other electronic transmission) shall be an original, but all of them together represent the same agreement.

7. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

8. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Subsidiary Guarantors and the Company.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed and attested, all as of the date first above written.

ECLIPSE RESOURCES CORPORATION

By:	/s/ Matthew R. DeNezza
Name: Matthew R. DeNezza
Title: Executive Vice President and Chief Financial Officer

ECLIPSE RESOURCES-OHIO, LLC

By:	/s/ Matthew R. DeNezza
Name: Matthew R. DeNezza
Title: Executive Vice President and Chief Financial Officer

ECLIPSE RESOURCES I, LP

By:	/s/ Matthew R. DeNezza
Name: Matthew R. DeNezza
Title: Executive Vice President and Chief Financial Officer

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By: Deutsche Bank National Trust Company

By:	/s/ Irina Golovashchuk
Name: Irina Golovashchuk
Title: Vice President

By:	/s/ Jeffrey Schoenfeld
Name: Jeffrey Schoenfeld
Title: Assistant Vice President

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Third Supplemental Indenture